<PAGE 1>
                           EXHIBIT 24a

                        POWER OF ATTORNEY

      The  undersigned constitutes and appoints Laurel L. Grammig and  Thomas M. Donegan, Jr., or either of them, as his  true  and

lawful   attorney-in-fact  and  agent,   with   full   power   of

substitution and resubstitution, for him and in his  name,  place and  stead,  in any and all capacities, to sign the  Registration

Statement for Brown & Brown, Inc. on Form S-8 with respect to the registration of shares of common stock under the Brown  &  Brown,

Inc.  2000 Incentive Stock Option Plan for Employees, and to file the  same,  with  all  exhibits thereto, and other  documents  in

connection   therewith,   with  the   Securities   and   Exchange

Commission, granting unto said attorneys-in-fact and agents  full power  and  authority to do and perform each and  every  act  and thing  requisite  and  necessary to be  done  in  and  about  the premises  as  fully to all intents and purposes as  he  might  or could  in  person, hereby ratifying and confirming all that  said attorneys-in-fact and agents, or their substitutes, may  lawfully do or cause to be done by virtue hereof.


                          /S/ BRADLEY CURREY, JR.
                          ___________________________
                          Bradley Currey, Jr.

Dated: July 26, 2000

<PAGE 2>

                        POWER OF ATTORNEY

      The  undersigned constitutes and appoints Laurel L. Grammig and  Thomas M. Donegan, Jr., or either of them, as his  true  and

lawful   attorney-in-fact  and  agent,   with   full   power   of

substitution and resubstitution, for him and in his  name,  place and  stead,  in any and all capacities, to sign the  Registration

Statement for Brown & Brown, Inc. on Form S-8 with respect to the registration of shares of common stock under the Brown  &  Brown,

Inc.  2000 Incentive Stock Option Plan for Employees, and to file the  same,  with  all  exhibits thereto, and other  documents  in

connection   therewith,   with  the   Securities   and   Exchange

Commission, granting unto said attorneys-in-fact and agents  full power  and  authority to do and perform each and  every  act  and thing  requisite  and  necessary to be  done  in  and  about  the premises  as  fully to all intents and purposes as  he  might  or could  in  person, hereby ratifying and confirming all that  said attorneys-in-fact and agents, or their substitutes, may  lawfully do or cause to be done by virtue hereof.


                              /S/ SAMUEL P. BELL III
                             ________________________
                             Samuel P. Bell III

Dated: July 26, 2000

<PAGE 3>
                        POWER OF ATTORNEY

      The  undersigned constitutes and appoints Laurel L. Grammig and  Thomas M. Donegan, Jr., or either of them, as his  true  and

lawful   attorney-in-fact  and  agent,   with   full   power   of

substitution and resubstitution, for him and in his  name,  place and  stead,  in any and all capacities, to sign the  Registration

Statement for Brown & Brown, Inc. on Form S-8 with respect to the registration of shares of common stock under the Brown  &  Brown,

Inc.  2000 Incentive Stock Option Plan for Employees, and to file the  same,  with  all  exhibits thereto, and other  documents  in

connection   therewith,   with  the   Securities   and   Exchange

Commission, granting unto said attorneys-in-fact and agents  full power  and  authority to do and perform each and  every  act  and thing  requisite  and  necessary to be  done  in  and  about  the premises  as  fully to all intents and purposes as  he  might  or could  in  person, hereby ratifying and confirming all that  said attorneys-in-fact and agents, or their substitutes, may  lawfully do or cause to be done by virtue hereof.


                                     /S/ J. HYATT BROWN
                                     ______________________
                                     J. Hyatt Brown

Dated: July 26, 2000

<PAGE 4>


                        POWER OF ATTORNEY

      The  undersigned constitutes and appoints Laurel L. Grammig and  Thomas M. Donegan, Jr., or either of them, as his  true  and

lawful   attorney-in-fact  and  agent,   with   full   power   of

substitution and resubstitution, for him and in his  name,  place and  stead,  in any and all capacities, to sign the  Registration

Statement for Brown & Brown, Inc. on Form S-8 with respect to the registration of shares of common stock under the Brown  &  Brown,

Inc.  2000 Incentive Stock Option Plan for Employees, and to file the  same,  with  all  exhibits thereto, and other  documents  in

connection   therewith,   with  the   Securities   and   Exchange

Commission, granting unto said attorneys-in-fact and agents  full power  and  authority to do and perform each and  every  act  and thing  requisite  and  necessary to be  done  in  and  about  the premises  as  fully to all intents and purposes as  he  might  or could  in  person, hereby ratifying and confirming all that  said attorneys-in-fact and agents, or their substitutes, may  lawfully do or cause to be done by virtue hereof.


                            /S/ JIM W. HENDERSON
                            ________________________
                            Jim W. Henderson

Dated: July 26, 2000


<PAGE 5>



                        POWER OF ATTORNEY

      The  undersigned constitutes and appoints Laurel L. Grammig and  Thomas M. Donegan, Jr., or either of them, as his  true  and

lawful   attorney-in-fact  and  agent,   with   full   power   of

substitution and resubstitution, for him and in his  name,  place and  stead,  in any and all capacities, to sign the  Registration

Statement for Brown & Brown, Inc. on Form S-8 with respect to the registration of shares of common stock under the Brown  &  Brown,

Inc.  2000 Incentive Stock Option Plan for Employees, and to file the  same,  with  all  exhibits thereto, and other  documents  in

connection   therewith,   with  the   Securities   and   Exchange

Commission, granting unto said attorneys-in-fact and agents  full power  and  authority to do and perform each and  every  act  and thing  requisite  and  necessary to be  done  in  and  about  the premises  as  fully to all intents and purposes as  he  might  or could  in  person, hereby ratifying and confirming all that  said attorneys-in-fact and agents, or their substitutes, may  lawfully do or cause to be done by virtue hereof.


                             /S/ THEODORE J. HOEPNER
                             __________________________
                             Theodore J. Hoepner

Dated: July 26, 2000

<PAGE 6>



                        POWER OF ATTORNEY

      The  undersigned constitutes and appoints Laurel L. Grammig and  Thomas M. Donegan, Jr., or either of them, as his  true  and

lawful   attorney-in-fact  and  agent,   with   full   power   of

substitution and resubstitution, for him and in his  name,  place and  stead,  in any and all capacities, to sign the  Registration

Statement for Brown & Brown, Inc. on Form S-8 with respect to the registration of shares of common stock under the Brown  &  Brown,

Inc.  2000 Incentive Stock Option Plan for Employees, and to file the  same,  with  all  exhibits thereto, and other  documents  in

connection   therewith,   with  the   Securities   and   Exchange

Commission, granting unto said attorneys-in-fact and agents  full power  and  authority to do and perform each and  every  act  and thing  requisite  and  necessary to be  done  in  and  about  the premises  as  fully to all intents and purposes as  he  might  or could  in  person, hereby ratifying and confirming all that  said attorneys-in-fact and agents, or their substitutes, may  lawfully do or cause to be done by virtue hereof.

                                /S/ DAVID H. HUGHES
                                _________________________
                                David H. Hughes

Dated: July 26, 2000

<PAGE 7>


                        POWER OF ATTORNEY

      The  undersigned constitutes and appoints Laurel L. Grammig and  Thomas M. Donegan, Jr., or either of them, as her  true  and

lawful   attorney-in-fact  and  agent,   with   full   power   of

substitution and resubstitution, for her and in her  name,  place and  stead,  in any and all capacities, to sign the  Registration

Statement for Brown & Brown, Inc. on Form S-8 with respect to the registration of shares of common stock under the Brown  &  Brown,

Inc.  2000 Incentive Stock Option Plan for Employees, and to file the  same,  with  all  exhibits thereto, and other  documents  in

connection   therewith,   with  the   Securities   and   Exchange

Commission, granting unto said attorneys-in-fact and agents  full power  and  authority to do and perform each and  every  act  and thing  requisite  and  necessary to be  done  in  and  about  the premises  as  fully to all intents and purposes as she  might  or could  in  person, hereby ratifying and confirming all that  said attorneys-in-fact and agents, or their substitutes, may  lawfully do or cause to be done by virtue hereof.

                           /S/ TONI JENNINGS
                           _____________________
                           Toni Jennings

Dated: July 26, 2000

<PAGE 8>




                        POWER OF ATTORNEY

      The  undersigned constitutes and appoints Laurel L. Grammig and  Thomas M. Donegan, Jr., or either of them, as his  true  and

lawful   attorney-in-fact  and  agent,   with   full   power   of

substitution and resubstitution, for him and in his  name,  place and  stead,  in any and all capacities, to sign the  Registration

Statement for Brown & Brown, Inc. on Form S-8 with respect to the registration of shares of common stock under the Brown  &  Brown,

Inc.  2000 Incentive Stock Option Plan for Employees, and to file the  same,  with  all  exhibits thereto, and other  documents  in

connection   therewith,   with  the   Securities   and   Exchange

Commission, granting unto said attorneys-in-fact and agents  full power  and  authority to do and perform each and  every  act  and thing  requisite  and  necessary to be  done  in  and  about  the premises  as  fully to all intents and purposes as  he  might  or could  in  person, hereby ratifying and confirming all that  said attorneys-in-fact and agents, or their substitutes, may  lawfully do or cause to be done by virtue hereof.

                                   /S/ JAN E. SMITH
                                  ________________________
                                  Jan E. Smith

Dated: July 26, 2000

<PAGE 9>

                        POWER OF ATTORNEY

      The  undersigned constitutes and appoints Laurel L. Grammig and  Thomas M. Donegan, Jr., or either of them, as his  true  and

lawful   attorney-in-fact  and  agent,   with   full   power   of

substitution and resubstitution, for him and in his  name,  place and  stead,  in any and all capacities, to sign the  Registration

Statement for Brown & Brown, Inc. on Form S-8 with respect to the registration of shares of common stock under the Brown  &  Brown,

Inc.  2000 Incentive Stock Option Plan for Employees, and to file the  same,  with  all  exhibits thereto, and other  documents  in

connection   therewith,   with  the   Securities   and   Exchange

Commission, granting unto said attorneys-in-fact and agents  full power  and  authority to do and perform each and  every  act  and thing  requisite  and  necessary to be  done  in  and  about  the premises  as  fully to all intents and purposes as  he  might  or could  in  person, hereby ratifying and confirming all that  said attorneys-in-fact and agents, or their substitutes, may  lawfully do or cause to be done by virtue hereof.

                           /S/ CORY T. WALKER
                           __________________________
                           Cory T. Walker

Dated:  July 26, 2000